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                                                                    EXHIBIT 10.8

                            FORM OF DIRECTOR/OFFICER
                      NON-QUALIFIED STOCK OPTION AGREEMENT



         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of the 16th day of April 1999, by and between PROACTIVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and __________________, an individual resident of the State of _______ ("Optionee").

                              W I T N E S S E T H:

         WHEREAS, in connection with Optionee agreeing to serve as a Director of the Company, the Company desires to grant non-qualified stock options to Optionee; and

         WHEREAS, the Optionee has agreed to serve as a Director of the Company.

         NOW, THEREFORE, in consideration of their mutual undertakings, it is agreed by and between parties hereto as follows:

         12. The Company hereby grants to Optionee as of the date hereof stock options to purchase _____________________ shares of the common stock, $.04 par value, of the Company (the "Common Stock") at a price of $0.4177 per Option Share. The option vests and becomes exercisable on the following schedule: 25% on the first date on which the Closing Price is greater than or equal to $1.00 for ten consecutive trading days; 50% on the first date on which the Closing Price is greater than or equal to $1.25 for ten consecutive trading days; 75% on the first date on which the Closing Price is greater than or equal to $1.50 for ten consecutive trading days; 100% on the first date on which the Closing Price is greater than or equal to $1.75 for ten consecutive trading days. The option expires at 11:59 p.m., Atlanta time, on April 21, 2009 (the "Expiration Date"). "Option Share(s)" shall mean the share(s) of Common Stock which shall be purchased or shall be available for purchase upon exercise of the stock option granted hereby and any security which shall be issued in lieu of or in addition to any other Option Share by reason of any recapitalization, special dividend transaction or other such event as provided in Section 5 below. "Closing Price" means the closing price per share of the Common Stock on the American Stock Exchange.

         13. Except as otherwise provided below, the option granted hereby may be exercised at any time, or from time to time, in whole or in part, until the Expiration Date. The exercise of all or any portion of the stock option granted hereby will be contingent upon receipt by the Company of the advice of counsel to the Company that such Option Shares have been duly listed on the principal exchange on which the Company's securities are traded, and duly registered or are exempt from registration under the applicable securities laws and, in the absence of registration of the Option Shares and to the extent required by such counsel, the receipt from the Optionee of a representation that the Optionee intends at the time of such exercise to acquire the Option Shares for investment only and not for distribution or resale.

         14. The Optionee may exercise all or any part of the stock option (in whole Option Shares) by delivering written notice to the Company of the number of Option Shares to be purchased together with cash or check, in payment of the full purchase price of the Option Shares to be acquired. Notice shall be sent to the Company at Proactive Technologies, Inc., 3343 Peachtree Road, N.E., Suite 530, Atlanta, Georgia 30326. The stock option shall be deemed to have been exercised on the date the Company receives the written notice and the required cash or check in full payment for the purchased Option Shares, or shares of Common Stock if the payment is to be made in such manner. A form of notice which will be deemed satisfactory by the Company is attached to this Agreement as Exhibit A. Upon any exercise of the stock option the Company shall cause to be delivered to the Optionee a certificate or certificates registered in the name or the Optionee for the number of Option Shares purchased. The Optionee shall not have any of the rights of a Stockholder with respect to the Option Shares except to the extent that the Optionee duly exercises the stock option granted hereby with respect to such Option Shares. As a condition of exercise of this option, the Company may, in its sole discretion, withhold or require the Optionee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of this option.

         15. Notwithstanding the foregoing provisions requiring payment by cash or check, if stock of the class then subject to this option is then "publicly traded" (as hereafter defined), then payment of the purchase price or any portion thereof may also be made in whole or in part with shares of the same class of stock as that then subject to this option, surrendered in lieu of the payment of cash concurrently with such exercise, the shares so surrendered to be valued on the




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basis of the Fair Market Value of the stock (as hereinafter provided) on the date of exercise, in which event the stock certificates evidencing the shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in stock instead of cash shall not be effected and shall be rejected by the Company if (a) the Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it or (b) the right or power of the person exercising the option to deliver such shares in payment of the purchase price is subject to the prior interest of any person (other than the Company) as indicated by legends upon the certificate(s) or known to the Company. If the Company rejects the payment in stock, the tendered notice of exercise shall not be effected hereunder unless promptly after being notified of such rejection the person exercising the option pays the purchase price in acceptable form. If and while payment with stock is permitted in accordance with the foregoing provision, then the person then entitled to exercise this option may, in lieu of using previously outstanding stock therefor, use a portion of the shares as to which this option is then being exercised, in which case the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to retain so many shares that would otherwise have been delivered by the Company upon that exercise of this option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously issued stock. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of any exercise of this option with previously issued stock or by retention of a portion of Option Shares under this section, then the stock surrendered or retained shall include an additional number of shares whose Fair Market Value equals the amount thus required to be withheld. For purposes hereof, "publicly traded" shall mean that a class of the capital stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the NASD. Further, "Fair Market Value" shall mean the closing price of such stock as of the day in question or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day, as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board of Directors of the Company.

         16. In the event of changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, subdivisions or combinations of shares, the number of Option Shares shall be correspondingly and fairly adjusted by the Board of Directors of the Company, the decision of which shall be final and conclusive. A corresponding adjustment shall be made without change in the total exercise price applicable to the unexercised portion of the Option Shares with a corresponding adjustment in the exercise price per share.

         17. If the Company is merged, consolidated or effects a share exchange with another corporation (whether or not the Company is the surviving corporation), or if substantially all of the assets or all of the Common Stock is acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of the option granted hereby by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided only that the excess of the aggregate fair market value of the Option Shares immediately after such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the Option Shares immediately before such substitution over the exercise price thereof. Notwithstanding the preceding sentence, if the Company is merged, consolidated or effects a share exchange with another corporation or if substantially all of the assets or all of the Common Stock is acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, then the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company hereunder may, on or before the thirtieth (30th) day following such event and upon written notice to the Optionee, provide that the option granted hereby must be exercised within sixty (60) days of the date of such notice or it will be terminated.

         18. This Agreement shall not be assignable or transferable by Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and the stock option hereby granted shall




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not be exercised by any person other than Optionee during Optionee's lifetime.
After the death of Optionee, the person to whom Optionee's rights hereunder pass under Optionee's will or under the laws of descent and distribution shall be deemed the holder of the stock option granted hereby.

         19. To the extent not superseded by federal law, the laws of Delaware shall control in all matters relating to this Agreement.

         20. Optionee understands that the Option Shares are not registered under the Securities Act of 1933 (the "1933 Act") or any state securities act and will be issued to Optionee pursuant to exemptions from registration thereunder. Optionee also understands that applicable securities laws may restrict the right of Optionee to exercise the stock option or to dispose of any shares which Optionee may acquire upon any such exercise and may govern the manner in which such shares must be sold. Optionee shall not offer, sell or otherwise dispose of any of the Option Shares acquired by reason of the exercise of the stock option in any manner which would violate the 1933 Act or any other state or federal law or cause the Company to have to make any filing or take any action to avoid such a violation.

         21. Optionee hereby represents that all Option Shares purchased by him pursuant to his exercise of all or any portion of the stock option will be acquired only for investment and not with a view to distribution or resale.

         22. All pronouns, defined nouns and any variations thereof in this Agreement shall be deemed to refer to the masculine, feminine or neuter gender and to either singular or plural, whenever the context of this Agreement so requires.

         IN WITNESS WHEREOF, Optionee has executed and delivered this Agreement and the Company has caused this Agreement to be executed and delivered on its behalf by its duly authorized representative, as of the day and year above written.

                                               PROACTIVE TECHNOLOGIES, INC.


                                               By:
                                                  ----------------------------
                                               Its:
                                                   ---------------------------



                                               OPTIONEE


                                               -------------------------------





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                                    EXHIBIT A

TO:      Proactive Technologies, Inc.
         3343 Peachtree Road, N.E.
         Suite 530
         Atlanta, Georgia  30326

         Pursuant to the Non-Qualified Stock Option Agreement (herein called the "Agreement"), dated as of April 16, 1999, by and between Proactive Technologies, Inc. (the "Company") and me, I hereby give notice that I elect to exercise the stock option granted under the Agreement with respect to ______ shares of the common stock of the Company as of the date on which this notice is delivered to the Company, and accordingly I hereby agree to purchase such shares at the price and on the terms established under the Agreement. Full payment for such shares is enclosed. Such payment consists of:

         __________         Cash
         __________         Check
         __________         shares of the Company's common stock, _____ of
                            which are previously owned.

         I hereby represent and warrant that I am purchasing such shares for investment purposes only and not with a view to distribution or resale.

         I hereby agree that the stock option granted under the Agreement shall be deemed to have been exercised to the extent specified in this notice on the exercise date below my signature, and I hereby warrant that on such date this notice was delivered to the Company.

                                                     Sincerely,


                                                     --------------------------
                                                     (Sign Name)



                                                     --------------------------
                                                     (Print Name)

DATED:
      -------------------


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